HSBC MUTUAL FUNDS TRUST
--------------------------------------------------------------------------------
HSBC FUND GROUP
--------------------------------------------------------------------------------
HSBC Asset Management [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
Small Cap Fund
Growth & Income Fund

HSBC SM MUTUAL FUNDS TRUST
3435 Stelzer Road
Columbus, Ohio 43219

INFORMATION:
(800) 634-2536

INVESTMENT ADVISER AND CO-ADMINISTRATOR
HSBC Asset Management Americas Inc.
250 Park Avenue
New York, New York 10177

SUB-ADVISER TO SMALL CAP FUND
Investment Concepts, Inc.
One Williams Center
P.O. Box 2300
Tulsa, Oklahoma 74192

DISTRIBUTOR, ADMINISTRATOR, TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

LEGAL COUNSEL
Baker & McKenzie
805 Third Avenue
New York, New York 10022

This report is for the information of the shareholders of HSBC Mutual Funds Trust. Its use in connection with any offering of the Trust's shares is authorized only in the case of a concurrent or prior delivery of the Trust's current prospectus.

ANNUAL REPORT
December 31, 1996

Managed by:
HSBC ASSET MANAGEMENT AMERICAS INC.

Sponsored and distributed by:
BISYS FUND SERVICES

HSBC MUTUAL FUNDS TRUST
--------------------------------------------------------------------------------
EQUITY FUNDS
--------------------------------------------------------------------------------
HSBC Asset Management [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
SMALL CAP FUND

January 17, 1997


Dear Shareholder:

1996 was a very tough year for small-cap growth investors. Small-cap stocks began 1996 on a very good note in the first half of the year, only to stumble during the summer sell-off that occurred in July. The ensuing recovery has been largely confined to the large-cap names, with very little attention paid to small-cap stocks. As a result, small cap investors have suffered through a period of significant underperformance. As can be seen below, using the Russell 2000 Index as a benchmark for small cap stocks, this index underperformed the other major indices.

--------------------------------------------------------------------------------
                                     RETURNS
--------------------------------------------------------------------------------
                             RUSSELL         NASDAQ          S&P           DOW
         PERIOD               2000          COMPOSITE        500          JONES
--------------------------------------------------------------------------------

   1st Quarter 1996            5.1%            4.7%          5.4%          9.8%
   2nd Quarter 1996            5.0             7.6           4.4           1.8
   1st Half 1996              10.4            12.7          10.0          11.8
   3rd Quarter 1996            0.3             3.5           3.1           4.6
   4th Quarter 1996            5.2             5.2           8.4          10.2
   2nd Half 1996               5.6             9.0          11.7          15.3
   Year 1996                  16.5            22.7          22.9          28.8

Looking at the market by size of company and whether the stock was a growth or value stock also reveals some informative insights into what kinds of stocks performed best in 1996. As you can see below, large-cap growth stocks performed the best in 1996, with small-cap growth underperforming by almost 50%. Even small-cap value stocks posted a better return.

--------------------------------------------------------------------------------
                             GROWTH VS. VALUE STOCKS

                               RUSSELL LARGE CAP            RUSSELL SMALL CAP
--------------------------------------------------------------------------------

         PERIOD              GROWTH           VALUE        GROWTH         VALUE
--------------------------------------------------------------------------------

   1st Quarter 1996            5.0%            4.9%          5.6%          3.8%
   2nd Quarter 1996            6.0             1.0           5.7           3.5
   3rd Quarter 1996            3.2             2.1          (1.0)          0.8
   4th Quarter 1996            5.7             9.2           0.1           9.3
   Year 1996                  21.5            18.2          10.7          18.4

SOURCE: FRANK RUSSELL COMPANY
MONTGOMERY SECURITIES

There are several reasons for the underperformance of small-cap stocks since the summer correction. Among them are:

(BULLET) The large amount of initial public offerings absorbed a lot of the cash that would have otherwise been used to purchase small-cap stocks.

(BULLET) The growing size of all the small-cap mutual fund portfolios has forced many fund managers to increase the average market cap of their stock holdings. This is because of the relative difficulty of acquiring a meaningful position in the less liquid small-cap companies.

(BULLET) The general shift in the market toward the larger and more liquid stocks since the summer correction.

The best performing sectors of the small-cap market as measured by the Russell 2000 Index in 1996 were other energy (up 71.4%), real estate (mainly REITS, up 32.3%), integrated oils (up 29.2%) and financial services (up 25.4%). The worst performing sectors were health care (down 3.4%), utilities (down .4%), technology (up 10.3%) and producer durables (up 11.0%).

--------------------------------------------------------------------------------
                                    YEAR 1996
                               RUSSELL 2000 INDEX
                         BEST AND WORST PERFORMING SECTORS
--------------------------------------------------------------------------------
                     BEST                                  WORST
-----------------------------------------   ------------------------------------

        SECTOR        RETURN    WEIGHTING   SECTOR            RETURN   WEIGHTING
--------------------------------------------------------------------------------

   Other Energy        71.4%      4.1%    Health Care          (3.4)%    10.3%
   Real Estate         32.3       8.4     Utilities            (0.4)      6.0
   Integrated Oils     29.2       0.7     Technology           10.3      11.8
   Financial Services  25.4      17.0     Producer Durables    11.0       6.8

It is interesting to note that two of the three sectors that most small-cap growth portfolios usually concentrate on did not perform well in 1996. The health-care sector and the technology sector significantly underperformed, and the consumer discretionary sector had a return of 16.3% (about equaling the return of the Russell 2000, but underperforming the major indices).

Looking forward, we expect the economy will be growing at a moderate pace along with a slowdown in corporate profit growth as compared to 1996. We also expect that inflation will remain near 3.0%. In this type of environment we expect profit growth for smaller companies to be better than the larger companies. Furthermore, from a valuation standpoint, small-cap stocks look attractive. However, we are concerned that investors may continue to seek the safety and liquidity of large-cap stocks. We suspect this may continue for a while longer. While discouraging near term, the long-term fundamentals of small cap stocks are attractive for those investors willing to accept more risk.

MANAGER'S DISCUSSION OF FUND PERFORMANCE
----------------------------------------

The HSBC Small Cap Fund posted a negative return of .65% for the quarter ending December 31, 1996, and a positive return of 15.29% for the calendar year 1996. The Fund underperformed the 5.20% return of the fourth quarter and the 16.49% return posted for the year 1996 by the Russell 2000 Index. Most of the underperformance occurred in the last half of the year.

During the year the Fund was positively influenced by selected technology stocks. Conversely, the fund was hindered by the relative underperformance of the health-care sector and some of the consumer stocks.

The Fund continues to invest in quality small companies that are expected to grow faster than the overall market. Currently the HSBC Small Cap Fund has a higher return on equity, lower debt-to-capital ratio and a higher projected growth rate of earnings as compared to the general market.

We thank you for your support and participation in the HSBC Small Cap Fund. Even though 1996 was not a particularly good year for small-cap investors, we will continue to keep working hard to maintain your confidence.

Sincerely,

/S/ JOE P. SING, JR.

Joe P.Sing, Jr.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                         SMALL CAP FUND VS. RUSSELL 2000

                          Average Annual Total Return
                     ---------------------------------------
                                         1 Year    Inception
                                         ------    ---------
                     Offering Price(1)    9.53%     13.45%
                     NAV(2)              15.29%     14.93%

                                             Russell
                                    Fund(1)    2000    Fund(2)
                                    -------   -------  -------
                   January 1993      10,000   10,000   10,000
                   March 1993        9,601    10,426   10,110
                   June 1993         10,551   10,653   11,110
                   September 1993    11,444   11,585   12,050
                   December 1993     11,752   11,889   12,374
                   March 1994        11,226   11,574   11,821
                   June 1994         10,068   11,122   10,602
                   September 1994    11,140   11,894   11,790
                   December 1994     11,378   11,673   11,981
                   March 1995        11,780   12,211   12,405
                   June 1995         13,473   13,355   14,187
                   September 1995    15,739   14,675   16,573
                   December 1995     14,360   14,993   15,121
                   March 1996        16,137   15,764   17,014
                   June 1996         17,081   16,552   17,986
                   September 1996    16,662   16,610   17,546
                   December 1996     16,554   17,474   17,432


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

(1) INCLUDES THE MAXIMUM SALES CHARGE
(2) EXCLUDES THE MAXIMUM SALES CHARGE

THE ABOVE ILLUSTRATION COMPARES A $10,000 INVESTMENT IN THE SMALL CAP FUND ON JANUARY 4, 1993, TO A $10,000 INVESTMENT IN THE RUSSELL 2000 INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED. THE RUSSELL 2000 INDEX IS A WIDELY ACCEPTED UNMANAGED INDEX OF OVERALL MARKET PERFORMANCE OF MANY OF THE SMALLEST PUBLICLY TRADED COMPANIES IN THE U.S. AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES.

GROWTH & INCOME FUND
--------------------------------------------------------------------------------
January 17, 1997

Dear Shareholder:

1996 YEAR IN REVIEW
-------------------
The year ended December 31, 1996, proved another remarkable year for the U.S. equity market as stocks (S&P 500 Composite Index) returned nearly 23%. There were several key factors present throughout the year that provided both support and "fuel" to the market, driving it to record highs. Notable among these factors were inflows into mutual funds, which hit an estimated $223 billion for 1996, exceeding the previous record set in 1993 by more than 70%. Further worldwide corporate merger and acquisition activity (M&A) was robust and increased 25% in 1996 to a record $1.04 trillion, given the record level of equity prices and generally low interest rates. In addition, we would note that corporate repurchases of stock remained strong, helping to offset the new supply of equities generated by a very "hot" syndicate (initial and secondary offerings) calendar.

Supporting equity market valuations were interest rates, notably in the second half of the calendar year, generally declining from early July through November. Corporate earnings were a mixed bag, as the more visible, large-capitalization companies generated strong, albeit decelerating growth from 1995 levels, while the smaller capitalized, less visible companies, posted far less positive results. Further it is estimated that reported earnings were affected far more significantly by write-offs in the prior period that in the current year, indicating that on an operating basis earnings growth was more muted than it appeared.

For the third year in succession, the larger capitalization indices (Dow Jones and S&P 500) well outpaced the mid- and small-cap indices (S&P 400 Midcap and Russell 2000, respectively). This outperformance was unsurprising given the stage of the US business cycle -- small caps outperform coming out of recession/depression rather than at the late stage of the cycle -- as well as the double-digit earnings growth and liquidity of the large caps. Further, a torrid IPO market tends to absorb capital that would otherwise be earmarked for investment in existing small-cap companies. Growth stocks significantly outperformed Value stocks, while sectorally, Technology, Financials, Capital Goods and Consumer Staples led the market, all returning in excess of 26%. Consumer Cyclicals and Utilities posted the weakest relative returns.

1997 OUTLOOK
------------
We are estimating a slightly below-trend return in 1997 with essentially no multiple expansion from current levels factored in to our forecast. However, we do not expect a contraction in P/Es either, given a benign interest-rate forecast with a continuation of modest inflation, which should be supportive to the market's valuation. Hence, we expect the return will be driven by a mid-single digit gain in year-over-year operating earnings plus a slight improvement in dividend yield. This represents a further deceleration in earnings momentum, a pattern that has emerged throughout 1996 after a torrid 1995. However, this slowing trend has been largely ignored by investors and the media as the blue chips, notably the consumer growth/health-care companies, have produced strong results, masking the weakness in the broader market.

Factors that are expected to be supportive to the U.S. market in 1997 include continued inflows into mutual funds, in part driven by 401(K) contributions, as well as the aforementioned stock buy-back programs, and M&A activity. However, we do not expect interest rates to be a market catalyst as they were in 1995 and 1996, given a stated Federal Reserve Bank bias toward tightening. Further, the most positive news on the inflation front is likely behind us, with wage- and commodity-cost pressures likely to be evidenced in the year ahead. In summary, a fairly neutral economic backdrop for equities.

MANAGER'S DISCUSSION OF PERFORMANCE
-----------------------------------
Once again, 1996 proved a difficult year for active equity managers to beat the benchmark index (S&P 500), given the strength of the blue chips versus the broader market. This is reflected in the Lipper Growth & Income average fund net return of 20.78% versus the 22.97% posted by the S&P 500. While the HSBC Growth & Income Fund posted a strong absolute return of 17.90% on a net basis, this trailed the Lipper Growth & Income average by approximately 290 basis points. On a gross basis the Fund gained 18.88%.

While sector weighting decisions for the year were neutral-to-slightly positive in aggregate, generally weak stock selection accounted for the lagging relative performance. This underperformance was concentrated in two sectors in particular -- Technology and Consumer Staples, where a few individual stocks accounted for the bulk of the shortfall. Areas of relative strength included Energy, where the Fund was overweighted and outperformed, as well as Transports.

HSBC Asset Management Americas Inc.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                        GROWTH & INCOME FUND VS. S&P 500


                          Average Annual Total Retrun
                                    1 Year  5 Years  Inception
                                    ------  -------  ---------
                  Offering Price(1) 12.03%   11.67%   11.82%
                  NAV(2)            17.90%   12.78%   12.37%

                                                  Lipper
                             Fund 1    S&P 500   Gr & Inc    Fund 2
                             ------    -------   --------    ------
           June 1986         10,000    10,000     10,000     10,000
           Decenber 1986     9,860     10,049     10,134     10,320
           December 1987     9,780     10,578     10,400     10,300
           December 1988     11,300    12,334     12,310     11,900
           December 1989     14,190    16,241     15,236     14,940
           December 1990     13,560    15,737     14,322     14,280
           December 1991     17,890    20,532     18,277     18,840
           December 1992     19,280    22,097     20,038      20,300
           December 1993     21,440    24,322     22,967     22,580
           December 1994     20,439    24,643     22,811     21,523
           December 1995     27,696    33,901     29,882     29,165
           December 1996     32,656    40,518     36,082     34,387

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

(1) INCLUDES THE MAXIMUM SALES CHARGE
(2) EXCLUDES THE MAXIMUM SALES CHARGE

THE ABOVE ILLUSTRATION COMPARES A $10,000 INVESTMENT IN THE GROWTH &INCOME FUND ON JUNE 2, 1986, TO A $10,000 INVESTMENT IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX AND THE LIPPER GROWTH AND INCOME FUND INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES AND WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED UNMANAGED INDEX OF OVERALL STOCK MARKET PERFORMANCE AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES.

THE LIPPER GROWTH AND INCOME FUNDINDEX IS AN INDEX BASED ON THIRTY LARGEST GROWTH AND INCOME MUTUAL FUNDS (EQUALLY WEIGHTED) TRACKED BY LIPPER ANALYTICAL SERVICES INCORPORATED.

BOARD OF TRUSTEES

JOHN P. PFANN*        CHAIRMAN OF THE BOARD; Chairman and President,
                      JPP Equities, Inc.

WOLFE J. FRANKL*      Former Director, North America, Berlin Economic
                      Development Corporation

WILLIAM L. KUFTA      Chief Investment Officer, Beacon Trust Company

HARALD PAUMGARTEN     President, Paumgarten and Company

ROBERT A. ROBINSON*   Trustee, Henrietta and B. Frederick H. Bugher Foundation

WILLIAM B. BLUNDIN    Senior Vice President, BISYS Fund Services, Inc.

*Member of the Audit and Nominating Committees

--------------------------------------------------------------------------------

OFFICERS

WILLIAM B. BLUNDIN     PRESIDENT

TONY TURNER            EXECUTIVE VICE PRESIDENT

KAREN DOYLE            VICE PRESIDENT

KEVIN MARTIN           TREASURER

STEVEN R. HOWARD       SECRETARY

CURTIS BARNES          ASSISTANT SECRETARY

ALAINA V. METZ         ASSISTANT SECRETARY

SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1996

                                 SMALL CAP FUND

   SHARES OR
   PRINCIPAL                                         SECURITY
    AMOUNT                                          DESCRIPTION                                          VALUE
--------------                                     ------------                                      ------------
                  COMMON STOCKS (94.2%):
                  AUTO PARTS (4.3%):
     59,300       Discount Auto Parts, Inc.(b) .....................................................  $ 1,386,137
    123,500       Keystone Automotive Industries, Inc.(b) ..........................................    1,945,125
                                                                                                      -----------
                                                                                                        3,331,262
                                                                                                      -----------
                  BROADCASTING (1.6%):
     77,700       International Family Entertainment, Class B(b) ...................................    1,204,350
                                                                                                      -----------
                  BUSINESS SERVICES (1.9%):
     61,100       Imnet Systems, Inc.(b) ...........................................................    1,481,675
                                                                                                      -----------
                  COMMERICAL SERVICES (3.3%):
    103,900       Personnel Group of America, Inc.(b) ..............................................    2,506,587
                                                                                                      -----------
                  COMPUTER SOFTWARE (4.6%):
    116,800       Network General Corp.(b) .........................................................    3,533,200
                                                                                                      -----------
                  COMPUTER & PERIPHERALS (8.1%):
     77,200       Cisco Systems, Inc.(b) ...........................................................    4,911,850
     44,000       Verifone(b) ......................................................................    1,298,000
                                                                                                      -----------
                                                                                                        6,209,850
                                                                                                      -----------
                  DEPARTMENT STORES (3.2%):
     65,700       Proffitts, Inc.(b) ...............................................................    2,422,688
                                                                                                      -----------
                  ELECTRICAL & ELECTRONIC (6.1%):
     61,445       Harman International Industries, Inc. ............................................    3,417,878
     50,100       QLogic Corp.(b) ..................................................................    1,290,075
                                                                                                      -----------
                                                                                                        4,707,953
                                                                                                      -----------
                  ENTERTAINMENT (3.1%):
    135,700       Lodgenet Entertainment Corp.(b) ..................................................    2,408,675
                                                                                                      -----------
                  FINANCIAL SERVICES (6.6%):
     25,600       Advanta, Class A .................................................................    1,094,400
    127,087       The Money Store, Inc. ............................................................    3,510,778
     32,635       Resource Bancshares Mortgage Group ...............................................      465,049
                                                                                                      -----------
                                                                                                        5,070,227
                                                                                                      -----------
                  HEALTHCARE (2.1%):
     61,100       Owen Healthcare, Inc.(b) .........................................................    1,619,150
                                                                                                      -----------
                  MANUFACTURING-CAPITAL GOODS (1.6%):
     34,700       Wolverine Tube, Inc.(b) ..........................................................    1,223,175
                                                                                                      -----------

                                 SMALL CAP FUND

   SHARES OR
   PRINCIPAL                                         SECURITY
    AMOUNT                                          DESCRIPTION                                          VALUE
--------------                                     ------------                                      ------------
                  COMMON STOCKS (CONTINUED)
                  MEDICAL SERVICES, HOSPITAL MANAGEMENT, NURSING HOMES (7.2%):
     30,432       FPA Medical Management, Inc.(b) ................................................... $   680,916
     64,700       Inphynet Medical Management, Inc.(b) ..............................................   1,164,600
    136,800       Matria Healthcare, Inc.(b) ........................................................     649,800
     68,900       Occusystems, Inc.(b) ..............................................................   1,860,300
    109,000       Prime Medical Services(b) .........................................................   1,185,375
                                                                                                      -----------
                                                                                                        5,540,991
                                                                                                      -----------
                  MEDICAL SUPPLIES (1.5%):
     45,600       Hologic, Inc.(b) ..................................................................   1,128,600
                                                                                                      -----------
                  MISCELLANEOUS MANUFACTURING (1.7%):
     79,400       Bacou USA, Inc.(b) ................................................................   1,320,025
                                                                                                      -----------
                  MOBILE HOMES & MANUFACTURING, HOUSING (2.0%):
    131,950       Southern Energy Homes, Inc.(b) ....................................................   1,517,425
                                                                                                      -----------
                  RESTAURANTS (2.1%):
     81,000       Casa Ole Restaurants(b) ...........................................................     749,250
     83,700       Rock Bottom Restaurants, Inc.(b) ..................................................     868,388
                                                                                                      -----------
                                                                                                        1,617,638
                                                                                                      -----------
                  SERVICES (NON-FINANCIAL) (8.1%):
     62,400       Childrens Comprehensive Services, Inc.(b) .........................................     819,000
     49,100       Envoy Corp. **(b) .................................................................   1,841,250
     68,987       Paychex, Inc. .....................................................................   3,548,519
                                                                                                      -----------
                                                                                                        6,208,769
                                                                                                      -----------
                  SPECIALTY STORES (7.4%):
     60,000       Finish Line, Class A(b) ...........................................................   1,267,500
     55,200       Men's Wearhouse(b) ................................................................   1,352,400
     92,700       Petco Animal Supplies, Inc.(b) ....................................................   1,923,525
     60,200       Stage Stores, Inc.(b) .............................................................   1,098,650
                                                                                                      -----------
                                                                                                        5,642,075
                                                                                                      -----------
                  TELECOMMUNICATION EQUIPMENT (9.7%):
    118,900       LCC International, Inc.(b) ........................................................   2,199,650
    109,000       Polycom, Inc.(b) ..................................................................     531,375
     65,200       U.S. Robotics Corp.(b) ............................................................   4,694,400
                                                                                                      -----------
                                                                                                        7,425,425
                                                                                                      -----------

                                 SMALL CAP FUND

   SHARES OR
   PRINCIPAL                                         SECURITY
    AMOUNT                                          DESCRIPTION                                          VALUE
--------------                                     ------------                                      ------------
                  COMMON STOCKS (CONTINUED)
                  VIDEO TAPE RENTAL SERVICES (1.2%):
     69,000       Movie Gallery, Inc.(b) ............................................................ $   897,000
                                                                                                      -----------
                  WHOLESALE DISTRIBUTION (6.8%):
     46,388       Cardinal Health, Inc. .............................................................   2,702,072
     53,600       Fisher Scientific .................................................................   2,525,900
                                                                                                      -----------
                                                                                                        5,227,972
                                                                                                      -----------
                  Total Common Stocks (Cost - $63,636,154) ..........................................  72,244,712
                                                                                                      -----------
                  MONEY MARKET MUTUAL FUNDS (6.9%):
  2,622,000       Fedfund Money Market ..............................................................   2,622,000
  2,675,000       Provident Institutional Temporary Investment Fund .................................   2,675,000
                                                                                                      -----------
                  Total Money Market Mutual Funds (Cost - $5,297,000) ...............................   5,297,000
                                                                                                      -----------
                  TOTAL INVESTMENTS (101.1%)
                  (Cost - $68,933,154)(a) ...........................................................  77,541,712
                                                                                                      -----------
                  LIABILITIES, LESSOTHERASSETS (-1.1%) ..............................................    (873,363)
                                                                                                      -----------
                  NET ASSETS (100.0%) ............................................................... $76,668,349
                                                                                                      ===========

--------------
(a) Represents  cost for federal  income tax  purposes  and differs from market value by net unrealized appreciation of securities as follows:
        Unrealized appreciation ..................................................................... $14,768,579
        Unrealized depreciation .....................................................................  (6,160,021)
                                                                                                      -----------
        Net unrealized appreciation ................................................................. $ 8,608,558
                                                                                                      ===========
(b) Represents non-income producing security.
**  The fund is entitled to contingent  value rights attached to this  security.
    Such value  rights  will  allow the  purchase  of shares of First Data Corp.
    if certain  parameters  are met. At December 31,  1996,  these rights had no market value.


SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF PORTFOLIO INVESTMENTS AS OF DECEMBER 31, 1996

                              GROWTH & INCOME FUND

   SHARES OR
   PRINCIPAL                                         SECURITY
    AMOUNT                                          DESCRIPTION                                          VALUE
--------------                                     -------------                                     ------------
                  COMMON STOCKS (105.3%):
                  AEROSPACE & DEFENSE (3.3%):
     36,623       Allied Signal, Inc. ............................................................... $  2,453,741
     20,300       Boeing Co. ........................................................................    2,159,412
                                                                                                      ------------
                                                                                                         4,613,153
                                                                                                      ------------
                  AUTOMOTIVE (2.0%):
     49,500       General Motors Corp. ..............................................................    2,759,625
                                                                                                      ------------
                  BANKING (4.8%):
     92,600       Bank of New York Co., Inc. ........................................................    3,125,250
     36,800       NationsBank .......................................................................    3,597,200
                                                                                                      ------------
                                                                                                         6,722,450
                                                                                                      ------------
                  CHEMICALS (3.3%):
     24,600       E.I. du Pont de Nemours ...........................................................    2,321,625
     42,800       PPG Industries, Inc. ..............................................................    2,402,150
                                                                                                      ------------
                                                                                                         4,723,775
                                                                                                      ------------
                  COMPUTER HARDWARE (7.9%):
    123,700       Bay Networks, Inc.(b) .............................................................    2,582,237
     25,000       IBM ...............................................................................    3,775,000
     20,000       Intel Corp. .......................................................................    2,618,750
     81,400       Sun Microsystems, Inc.(b) .........................................................    2,090,962
                                                                                                      ------------
                                                                                                        11,066,949
                                                                                                      ------------
                  COMPUTER SOFTWARE (3.4%):
     47,600       Computer Associates International, Inc. ...........................................    2,368,100
     29,200       Microsoft(b) ......................................................................    2,412,650
                                                                                                      ------------
                                                                                                         4,780,750
                                                                                                      ------------
                  CONSUMER PRODUCTS (2.2%):
     29,100       Proctor & Gamble Co. ..............................................................    3,128,250
                                                                                                      ------------
                  ELECTRICAL & ELECTRONIC (4.5%):
     24,800       Emerson Electric Co. ..............................................................    2,399,400
     39,200       General Electric Co. ..............................................................    3,875,900
                                                                                                      ------------
                                                                                                         6,275,300
                                                                                                      ------------
                  ELECTRICAL UTILITY (3.6%):
     67,800       Duke Power Co., Inc. ..............................................................    3,135,750
     73,065       Wisconsin Energy Corp. ............................................................    1,963,622
                                                                                                      ------------
                                                                                                         5,099,372
                                                                                                      ------------

12

                              GROWTH & INCOME FUND

   SHARES OR
   PRINCIPAL                                         SECURITY
    AMOUNT                                          DESCRIPTION                                          VALUE
--------------                                     -------------                                     ------------
                  COMMON STOCKS (CONTINUED)
                  ENTERTAINMENT (1.1%):
     21,900       Walt Disney Co. .................................................................   $  1,524,787
                                                                                                      ------------
                  FINANCIAL SERVICES (7.3%):
     33,394       Chase Manhattan Corp. ...........................................................      2,980,414
     94,200       Federal National Mortgage Assoc. ................................................      3,508,950
     84,698       Travelers Group, Inc. ...........................................................      3,843,172
                                                                                                      ------------
                                                                                                        10,332,536
                                                                                                      ------------
                  FOOD PRODUCTS & SERVICES (7.7%):
     77,200       Coca Cola .......................................................................      4,062,650
     88,400       H.J. Heinz Co. ..................................................................      3,160,300
     98,100       Sara Lee Corp. ..................................................................      3,654,225
                                                                                                      ------------
                                                                                                        10,877,175
                                                                                                      ------------
                  HEALTHCARE (7.7%):
     38,700       American Home Products ..........................................................      2,268,787
     24,000       Bristol Myers Squibb Co. ........................................................      2,610,000
     74,850       Columbia/HCA Healthcare Corp. ...................................................      3,050,137
     59,000       Johnson & Johnson ...............................................................      2,935,250
                                                                                                      ------------
                                                                                                        10,864,174
                                                                                                      ------------
                  INSURANCE (4.3%):
     53,000       Allstate Corp. ..................................................................      3,067,375
     28,000       American International Group ....................................................      3,031,000
                                                                                                      ------------
                                                                                                         6,098,375
                                                                                                      ------------
                  MACHINERY & EQUIPMENT (2.1%):
     66,600       Ingersoll Rand Co. ..............................................................      2,963,700
                                                                                                      ------------
                  OFFICE EQUIPMENT & SERVICES (2.7%):
     76,200       Hewlett Packard .................................................................      3,829,050
                                                                                                      ------------
                  OIL & GAS EXPLORATION PRODUCTS & SERVICES (13.1%):
     18,179       Atlantic Richfield Co. ..........................................................      2,408,718
     46,500       Burlington Resources ............................................................      2,342,438
     43,000       Chevron Corp. ...................................................................      2,795,000
     34,707       Consolidated Natural Gas Co. ....................................................      1,917,562
     33,944       Exxon Corp. .....................................................................      3,326,512
     10,100       Royal Dutch Petroleum Co. .......................................................      1,724,575
     19,506       Schlumberger Ltd. ...............................................................      1,948,162
     65,900       Union Pacific Resources Group ...................................................      1,927,575
                                                                                                      ------------
                                                                                                        18,390,542
                                                                                                      ------------

                                                                           13

                              GROWTH & INCOME FUND

   SHARES OR
   PRINCIPAL                                         SECURITY
    AMOUNT                                          DESCRIPTION                                          VALUE
--------------                                     -------------                                     ------------
                  COMMON STOCKS (CONTINUED)
                  PAPER PRODUCTS (1.8%):
     62,300       International Paper ............................................................... $  2,515,363
                                                                                                      ------------
                  PHARMACEUTICALS (1.1%):
     39,800       Pharmacia & Upjohn, Inc. ..........................................................    1,577,075
                                                                                                      ------------
                  PIPELINES (0.1%):
      2,256       El Paso Natural Gas Co. ...........................................................      113,928
                                                                                                      ------------
                  PRINTING & PUBLISHING (2.5%):
     39,900       Time Warner, Inc. .................................................................    1,496,250
     25,600       Tribune Co. .......................................................................    2,019,200
                                                                                                      ------------
                                                                                                         3,515,450
                                                                                                      ------------
                  RAILROADS (1.7%):
     40,015       Union Pacific Corp. ...............................................................    2,405,902
                                                                                                      ------------
                  RETAIL - GENERAL MERCHANDISE (7.9%):
     46,200       Albertson's Inc. ..................................................................    1,645,875
     57,100       Dillard Department Stores .........................................................    1,762,963
     31,143       Home Depot, Inc. ..................................................................    1,561,043
     55,000       May Department Stores .............................................................    2,571,250
     89,600       Rite Aid Corp. ....................................................................    3,561,600
                                                                                                     ------------
                                                                                                        11,102,731
                                                                                                     ------------
                  SHIPBUILDING (0.1%):
      4,853       Newport News Shipbuilding Inc.(b) .................................................       72,795
                                                                                                      ------------
                  STEEL (2.1%)
     58,480       Nucor Corp. .......................................................................   2,982,480
                                                                                                     ------------
                  TELECOMMUNICATIONS (5.9%):
     72,518       BellSouth .........................................................................   2,927,914
     69,276       GTE Corp. .........................................................................   3,152,058
     35,800       Northern Telecom Ltd. .............................................................   2,215,125
                                                                                                     ------------
                                                                                                        8,295,097
                                                                                                     ------------
                  TIRE & RUBBER (1.1%):
     28,972       Goodyear Tire & Rubber Co. ........................................................   1,488,437
                                                                                                     ------------
                  Total Common Stocks (Cost - $127,808,737) ......................................... 148,119,221
                                                                                                     ------------

                              GROWTH & INCOME FUND

   SHARES OR
   PRINCIPAL                                         SECURITY
    AMOUNT                                          DESCRIPTION                                          VALUE
--------------                                     -------------                                     ------------
                  MONEY MARKET MUTUAL FUNDS (1.2%):
    1,740,000     Provident Institutional Temporary Investment Fund ..............................    $ 1,740,000
                                                                                                     ------------
                  Total Money Market Mutual Funds (Cost - $1,740,000) ............................      1,740,000
                                                                                                     ------------
                  TOTAL INVESTMENTS (106.5%)
                  (Cost - $129,548,737)(a) .......................................................    149,859,221
                                                                                                     ------------
                  LIABILITIES, LESS OTHER ASSETS (-6.5%) .........................................     (9,171,482)
                                                                                                     ------------
                  NET ASSETS (100.0%) ............................................................   $140,687,739
                                                                                                     ============

--------------
(a)  Represents  cost for federal  income tax  purposes  and differs from market value by net unrealized appreciation of securities as follows:
        Unrealized appreciation ..................................................................    $22,901,757
        Unrealized depreciation ..................................................................     (2,591,273)
                                                                                                      -----------
        Net unrealized appreciation ..............................................................    $20,310,484
                                                                                                      ===========
(b) Represents non-income producing security.


See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 1996

                                                                                  SMALL CAP           GROWTH &
                                                                                    FUND            INCOME FUND
                                                                                -------------    -----------------
ASSETS:
   Investment in securities, at value (cost $68,933,154 and
     $129,548,737, respectively) ............................................    $77,541,712       $149,859,221
   Cash .....................................................................            428                519
   Dividend receivable ......................................................         32,462            191,700
   Deferred organization costs ..............................................          8,595                 --
   Prepaid expenses and other assets ........................................          1,209              5,120
                                                                                 -----------       ------------
   Total Assets .............................................................     77,584,406        150,056,560
                                                                                 -----------       ------------
LIABILITIES:
   Payable to brokers for investments purchased .............................        404,238                 --
   Dividends payable ........................................................             --          1,012,947
   Capital gains payable ....................................................        420,802          8,195,067
   Accrued expenses and other payables:
     Investment advisory fees ...............................................         46,585             72,952
     Administration fees ....................................................          6,624             13,455
     Fund accounting and transfer agent fees ................................          6,523             10,148
     Legal and audit fees ...................................................         17,143             35,630
     Other ..................................................................         14,142             28,622
                                                                                 -----------       ------------
     Total Liabilities ......................................................        916,057          9,368,821
                                                                                 -----------       ------------
Net Assets ..................................................................    $76,668,349       $140,687,739
                                                                                 ===========       ============
Net Asset Value, Offering Price and Redemption Price per Share:
   ($.001 par value per share, unlimited number of shares authorized)
SHARES:
   Net assets ...............................................................    $76,668,349       $140,687,739
   Shares of beneficial interest issued and outstanding .....................      4,623,068          8,640,285
   Net asset value ..........................................................    $     16.58       $      16.28
                                                                                 -----------       ------------
   Maximum sales charge-5.00% of offering price .............................           0.87               0.86
                                                                                 -----------       ------------
   Maximum offering price ...................................................    $     17.45       $      17.14
                                                                                 ===========       ============
COMPOSITION OF NET ASSETS:
   Paid-in capital ..........................................................    $67,889,222       $119,108,016
   Accumulated undistributed net investment income ..........................          3,313             39,543
   Accumulated undistributed net realized gains from
     investment transactions ................................................        167,256          1,229,696
   Net unrealized appreciation from investments .............................      8,608,558         20,310,484
                                                                                 -----------       ------------
Net Assets, December 31, 1996 ...............................................    $76,668,349       $140,687,739
                                                                                 ===========       ============

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                SMALL CAP             GROWTH &
                                                                                  FUND              INCOME FUND
                                                                              -------------      ---------------
INVESTMENT INCOME:
   Dividends ..............................................................     $  269,472         $ 2,474,748
   Interest ...............................................................         86,054                  --
                                                                                ----------         -----------
     Total Investment Income ..............................................        355,526           2,474,748
                                                                                ----------         -----------
EXPENSES:
   Advisory ...............................................................        362,401             597,585
   Administration .........................................................         77,596             163,122
   Co-administration ......................................................         21,368              46,555
   Distribution ...........................................................            306               2,583
   Shareholder servicing ..................................................         15,537              31,371
   Audit ..................................................................         13,884              29,233
   Accounting and transfer agent ..........................................         29,154              52,984
   Custodian ..............................................................         10,658              14,270
   Printing ...............................................................         17,433              29,060
   Registration ...........................................................          8,114               8,541
   Amortization of organization costs .....................................          9,215                  --
   Legal ..................................................................         15,044              37,285
   Trustees ...............................................................          7,095              16,389
   Miscellaneous ..........................................................          8,040              11,509
                                                                                ----------         -----------
     Total Expenses .......................................................        595,845           1,040,487
                                                                                ----------         -----------
   Less: Fee waivers and reimbursements ...................................        (58,364)           (121,228)
                                                                                ----------         -----------
   Net Expenses ...........................................................        537,481             919,259
                                                                                ----------         -----------
   Net Investment Income (Loss) ...........................................       (181,955)          1,555,489
                                                                                ----------         -----------
REALIZED AND UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions ...........................        902,064           9,426,589
Net change in unrealized appreciation from investments ....................        907,431           6,757,934
                                                                                ----------         -----------
Net Realized and Unrealized Gains from Investments ........................      1,809,495          16,184,523
                                                                                ----------         -----------
Net Increase in Net Assets  Resulting from Operations .....................     $1,627,540         $17,740,012
                                                                                ==========         ===========

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                           SMALL CAP                                      GROWTH &
                                                              FUND                                       INCOME FUND
                                               -----------------------------------         ------------------------------------
                                                    FOR THE          FOR THE                   FOR THE               FOR THE
                                                  YEAR ENDED       YEAR ENDED                YEAR ENDED             YEAR ENDED
                                               DECEMBER 31, 1996 DECEMBER 31, 1995         DECEMBER 31, 1996      DECEMBER 31, 1995
                                               ----------------- -----------------         -----------------      -----------------
From Investment Activities:
OPERATIONS:
   Net investment income (loss) ...............   $  (181,955)     $  (216,911)              $  1,555,489           $  1,376,693
   Net realized gains from
     investment transactions ..................       902,064        2,920,761                  9,426,589              4,058,707
   Net change in unrealized appreciation
     from investments .........................       907,431        2,875,059                  6,757,934             13,600,231
                                                  -----------      -----------               ------------           ------------
     Change in net assets
        resulting from operations .............     1,627,540        5,578,909                 17,740,012             19,035,631
                                                  -----------      -----------               ------------           ------------
DIVIDENDS TO SHAREHOLDERS:
   From net investment income .................            --               --                 (1,555,489)            (1,372,062)
   In excess of net investment income .........            --               --                     (2,224)                    --
   From net realized gains ....................      (420,802)      (1,004,447)                (8,195,067)            (3,645,492)
                                                  -----------      -----------               ------------           ------------
     Change in net assets from
        shareholder distributions .............      (420,802)      (1,004,447)                (9,752,780)            (5,017,554)
                                                  -----------      -----------               ------------           ------------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued ................    54,095,662        3,111,609                 87,476,893              4,889,068
   Dividends reinvested .......................        45,253               --                    304,665                 50,736
   Cost of shares redeemed ....................    (4,714,996)      (5,957,958)               (21,143,109)           (17,894,688)
                                                  -----------      -----------               ------------           ------------
     Change in net assets
        from share transactions ...............    49,425,919       (2,846,349)                66,638,449            (12,954,884)
                                                  -----------      -----------               ------------           ------------
     Change in net assets .....................    50,632,657        1,728,113                 74,625,681              1,063,193
                                                  -----------      -----------               ------------           ------------
NET ASSETS:
   Beginning of period ........................    26,035,692       24,307,579                 66,062,058             64,998,865
                                                  -----------      -----------               ------------           ------------
   End of period ..............................   $76,668,349      $26,035,692               $140,687,739           $ 66,062,058
                                                  ===========      ===========               ============           ============
Accumulated net investment income
   included in net assets,
   End of period ..............................   $     3,313      $        --               $     39,543           $      5,770
                                                  ===========      ===========               ============           ============
SHARE TRANSACTIONS:
   Issued .....................................     3,115,471          208,197                  5,433,181                357,298
   Reinvested .................................         3,130               --                     20,597                  3,538
   Redeemed ...................................      (296,513)        (450,720)                (1,287,720)            (1,332,928)
                                                  -----------      -----------               ------------           ------------
   Change in shares ...........................     2,822,088         (242,523)                 4,166,058               (972,092)
                                                  ===========      ===========               ============           ============
SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     HSBC Mutual Funds Trust, formerly known as Mariner Mutual Funds Trust, (the "Trust") was organized on November 1, 1989 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company with multiple investment portfolios, including the Small Cap Fund and the Growth & Income Fund (formerly known as the Total Return Equity Fund) (herein referred to individually as a "Fund" and collectively as the "Funds").

     The Small Cap Fund seeks as its investment objective to provide investors with long-term capital appreciation and, secondarily, income by investing, under ordinary market conditions, at least 70% of its total assets in a diversified portfolio of common stocks and securities convertible into common stocks of small to medium-size companies. The Growth & Income Fund seeks as its investment objective to provide investors with long-term growth of capital and current income by investing, under ordinary market conditions, at least 65% of its total assets in common stocks, preferred stocks and securities convertible into or with rights to purchase common stocks. The balance of each Fund's assets may be invested in various types of fixed income securities (and preferred stocks with respect to the Small Cap Fund) and in money market instruments.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITIES VALUATION: Investments in securities traded on an exchange are valued at the last quoted sales price on a given day, or if a sale is not reported for that day, at the mean between the most recent bid and asked prices. The bid price is used when no asked price is available. Investments in mutual funds are valued at their net asset value as reported by such investment companies. Short-term obligations having maturities of 60 days or less are valued at amortized cost which approximates market value.

     TAXES: It is the Funds' policy to comply with the provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income and net realized capital gains to its shareholders for each taxable year. Therefore, no provision is required for Federal income tax.

     For the years ended December 31, 1996 and 1995, the SmallCap Fund reclassified $181,955 and $216,911 from accumulated net investment loss to paid-in capital, respectively. Net assets were not affected by this change.

     DIVIDENDS AND DISTRIBUTIONS: The Funds intend to pay, as a semi-annual dividend, substantially all of their net investment income. Net capital gains, if any, are distributed at least annually.

     Distributions   to   shareholders  in  excess  of  net  realized  gains  on
     investments in a given year result primarily from losses on security transactions during that year which are treated for Federal income tax purposes as arising in the following year. The Funds distinguish between distributions on a tax basis and a financial reporting basis and require that only distributions in excess of tax basis earning and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated undistributed net realized gains.

     SECURITY TRANSACTIONS AND RELATED INCOME: Security transactions are recorded on trade date. Identified cost of investments sold is used for both financial statements and Federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

     EXPENSE ALLOCATION: Expenses directly attributed to each Fund in the Trust are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them.

3.   PORTFOLIO SECURITIES

     Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1996 were as follows:

                                              PURCHASES           SALES
                                            ------------      ------------
         Small Cap Fund .................   $ 61,598,512      $16,337,350
         Growth & Income Fund ...........   $124,848,663      $63,924,691

4.   RELATED PARTY TRANSACTIONS

     The Trust retains HSBC Asset Management Americas Inc. ("HSBC Americas") to act as Investment Adviser for the Funds. HSBC Americas is the North American investment affiliate of HSBC Holdings plc (Hong Kong and Shanghai Banking Corporation). As Investment Adviser, HSBC Americas furnishes investment guidance and policy direction in connection with the management of the portfolios of the Funds, subject to policies established by the Board of Trustees.

     As compensation for its services, HSBC Americas is paid monthly advisory fees at the following annual rates:

                                                             ADVISORY FEE RATE
                                                            --------------------
                                                                        GROWTH &
                                                             SMALL CAP   INCOME
    PORTION OF EACH FUNDS' AVERAGE DAILY NET ASSETS             FUND      FUND
--------------------------------------------------------     ---------  --------
Not exceeding $400 million .............................       0.700%    0.550%
In excess of $400 million but not exceeding $800 million       0.645%    0.505%
In excess of $800 million but not exceeding $1.2 billion       0.590%    0.460%
In excess of $1.2 billion but not exceeding $1.6 billion       0.535%    0.415%
In excess of $1.6 billion but not exceeding $2.0 billion       0.480%    0.370%
In excess of $2.0 billion ..............................       0.415%    0.315%

     As of December 31, 1996, HSBC Americas earned approximately $362,401 from the Small Cap Fund and $597,497 from the Growth & Income Fund in advisory fees, net of fee waivers of approximately $0 and $88, respectively.

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership is a subsidiary of The BISYS Group, Inc. BISYS, with whom certain officers and a trustee of the Trust are affiliated, serves the Trust as distributor, administrator, transfer agent and fund accountant. Such officers and trustee are not paid any fees directly by the Funds for serving as officers and trustee of the Trust.

     In accordance with the terms of the Administration and Accounting Service agreement, BISYS is paid a monthly asset based fee of 0.15% of each Fund's first $200 million of average net assets; 0.125% of each Fund's next $200 million of average net assets; 0.10% of each Fund's next $200 million of average net assets; and 0.08% of each Fund's average net assets in excess of $600 million; exclusive of out-of-pocket expenses. For the period commencing March 1, 1996 to December 31, 1996, BISYS earned $48,208 from the Small Cap Fund and $99,227 from the Growth & Income Fund in administrative services fees, net of fee waivers of $25,136 and $52,606, respectively.

     As previous Administrator through February 29, 1996, PFPC was paid a monthly asset based fee of 0.10% of each Fund's first $200 million of average net assets; 0.075% of each Fund's next $200 million of average net assets; 0.05% of each Fund's next $200 million of average net assets; and 0.03% of each Fund's average net assets in excess of $600 million; exclusive of out-of-pocket expenses. For the two months ended February 29, 1996, PFPC earned $4,039 from the Small Cap Fund and $10,725 from the Growth & Income Fund in administrative services fees, net of fee waivers of $213 and $564, respectively.

     HSBC Americas earned co-administration/shareholder servicing fees of 0.07% of each Fund's average net assets totaling $3,890 from the Small Cap Fund and $9,956 from the Growth & Income Fund, net of fee waivers of $33,015 and $67,970, respectively.

     The Funds have adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended. The Plan provides for a monthly payment by the Funds to BISYS Fund Services for expenses incurred in connection with distribution services provided to the Funds not to exceed an annual rate of 0.35% and 0.50% of each Fund's average net assets during the preceding month for the Small Cap Fund and Growth & Income Fund, respectively. The expenses incurred as a result of these agreements totaled approximately $306 for the Small Cap Fund and $2,583 for the Growth & Income Fund.

     HSBC Americas may enter into agreements (the "Service Agreements") with certain banks, financial institutions and corporations ("Service Organizations") whereby each Service Organization handles record keeping and provides certain administration services for its customers who invest in the Funds through accounts maintained at that Service Organization. Each Service Organization will receive monthly payments, which are based upon expenses that the Service Organization has incurred in the performance of its service under the Service Agreement. The payments from each Fund on an annual basis will not exceed 0.25% of the average value of the Funds' shares held in the subaccounts of the Service Organizations.

     A partner of Baker & McKenzie, legal counsel to the Trust, also serves as Secretary of the Trust. For the year ended December 31, 1996, the Funds incurred legal fees of approximately $14,638 for the Small Cap Fund and $36,288 for the Growth & Income Fund to counsel.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                                 SMALL CAP FUND

                                                                                                                 FOR THE PERIOD
                                                               FOR THE YEAR ENDED DECEMBER 31,                 JANUARY 4, 1993(a)
                                                       -------------------------------------------                      TO
                                                          1996             1995            1994                DECEMBER 31, 1993
                                                       ---------        ---------        ---------             -----------------
Net Asset Value, Beginning of Period ...............    $ 14.46          $ 11.90          $ 12.29                    $ 10.00
                                                        -------          -------          -------                    -------
Investment Activities
   Net investment loss .............................      (0.04)           (0.12)           (0.07)                     (0.05)
   Net realized and unrealized
     gain (loss) from investments ..................       2.25             3.24            (0.32)                      2.42
                                                        -------          -------          -------                    -------
   Total from Investment Activities ................       2.21             3.12            (0.39)                      2.37
                                                        -------          -------          -------                    -------
Distributions
   From net realized gain ..........................      (0.09)           (0.56)              --                      (0.08)
                                                        -------          -------          -------                    -------
Net Asset Value, End of Period .....................    $ 16.58          $ 14.46          $ 11.90                    $ 12.29
                                                        =======          =======          =======                    =======
Total Return(b) ....................................      15.29%           26.20%           (3.17)%                    23.74%(d)
Ratios/Supplemental Data:
   Net Assets at end of period (000) ...............    $76,668          $26,036          $24,308                    $17,659
   Ratio of expenses to average net assets .........       1.04%            1.33%            1.23%                      1.12%(c)
   Ratio of net investment loss to
     average net assets ............................      (0.35)%          (0.85)%          (0.68)%                    (0.51)%(c)
   Ratio of expenses to average net assets* ........       1.15%            1.35%            1.38%                      1.58%(c)
   Ratio of net investment loss to
     average net assets* ...........................      (0.46)%          (0.87)%          (0.73)%                    (0.97)%(c)
Portfolio Turnover Rate ............................      35.73%           29.86%           20.17%                      5.96%
Average Commission Rate Paid(e) ....................    $0.0635             N/A              N/A                        N/A


------------

* During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

(a)  Commencement of operations.
(b)  Excludes sales charge.
(c)  Annualized.
(d)  Not annualized.
(e) Represents the total dollar amount of commissions paid on portfolio transactions for the twelve months ended December 31, 1996, divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to December 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR


                              GROWTH & INCOME FUND


                                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------
                                                        1996          1995        1994         1993         1992
                                                    ------------   ---------    ---------    ---------    ---------
Net Asset Value, Beginning of Period ...............  $  14.77      $ 11.93      $ 12.87      $ 12.02      $ 13.12
                                                      --------      -------      -------      -------      -------
Investment Activities
   Net investment income ...........................      0.18         0.30         0.29         0.33         0.15
   Net realized and unrealized
     gain (loss) from investments ..................      2.46         3.64        (0.67)        1.00         0.80
                                                      --------      -------      -------      -------      -------
   Total from Investment Activities ................      2.64         3.94        (0.38)        1.33         0.95
                                                      --------      -------      -------      -------      -------
Distributions
   From net investment income ......................     (0.18)       (0.30)       (0.29)       (0.33)       (0.15)
   From net realized gain ..........................     (0.95)       (0.80)       (0.15)       (0.15)       (1.90)
   From excess of current year realized
     gain on investments ...........................        --           --        (0.12)          --           --
                                                      --------      -------      -------      -------      -------
   Total distributions .............................     (1.13)       (1.10)       (0.56)       (0.48)       (2.05)
                                                      --------      -------      -------      -------      -------
Net Asset Value, End of Period .....................  $  16.28      $ 14.77      $ 11.93      $ 12.87      $ 12.02
                                                      ========      =======      =======      =======      =======
Total Return(a) ....................................     17.90%       33.11%       (2.97)%      11.23%        7.74%
Ratios/Supplemental Data:
   Net Assets at end of period (000) ...............  $140,688      $66,062      $64,999      $77,718      $ 3,609
   Ratio of expenses to average net assets .........      0.85%        0.94%        0.78%        0.23%        1.68%
   Ratio of net investment income to
     average net assets ............................      1.43%        2.06%        2.25%        2.95%        1.12%
   Ratio of expenses to average
     net assets* ...................................      0.96%        0.97%        0.86%        0.88%        2.29%
   Ratio of net investment income to
     average net assets* ...........................      1.32%        2.03%        2.17%        2.30%        0.51%
Portfolio Turnover Rate ............................     61.68%       52.77%       23.31%       14.25%       54.99%
Average Commission Rate Paid(b) ....................  $ 0.0572         N/A          N/A          N/A          N/A


-----------
* During the period certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a)  Excludes sales charge.
(b) Represents the total dollar amount of commissions paid on portfolio transactions for the twelve months ended December 31, 1996, divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for periods prior to December 31, 1996.

SEE NOTES TO FINANCIAL STATEMENTS.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees
HSBC Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Small Cap Fund and the Growth &Income Fund (two of the portfolios comprising HSBC Mutual Funds Trust) as of December 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the SmallCap Fund and the Growth &Income Fund at December 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

/S/ ERNST & YOUNG LLP

New York, New York
February 10, 1997

24

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